                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by  Registrant [ X ]
Filed by a Party other than the  Registrant  []
Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Sec. 240.14a-12


                          THE GABELLI EQUITY TRUST INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)  Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:


       2)  Form, Schedule or Registration Statement No.:


       3)  Filing Party:


       4)  Date Filed:

                          THE GABELLI EQUITY TRUST INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                 (914) 921-5070
                                    ---------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 14, 2001
                                    ---------

To the Shareholders of
THE GABELLI EQUITY TRUST INC.

       Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Equity Trust Inc. (the "Equity Trust") will be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May 14, 2001, at 9:00 a.m., for the following purposes:

          1. To elect three (3) Directors of the Equity Trust, two to be elected by the holders of the Equity Trust's Common Stock and holders of its 7.25% Cumulative Preferred Stock ("Preferred Stock"), voting together as a single class, and one to be elected by the holders of the Equity Trust's Preferred Stock, voting as a separate class (PROPOSAL 1); and

          2. To consider and vote upon such other matters as may properly come before said Meeting or any adjournments thereof.

         These items are discussed in greater detail in the attached Proxy Statement.

         The close of business on March 5, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE EQUITY TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                 By Order of the Board of Directors

                                 JAMES E. MCKEE
                                 SECRETARY

April 9, 2001

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Equity Trust involved in validating your vote if you fail to sign your proxy card properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

         2.  JOINT  ACCOUNTS:  Either party may sign,  but the name of the party
             signing   should   conform   exactly  to  the  name  shown  in  the
             registration.

         3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


            REGISTRATION                                VALID SIGNATURE
            ------------                                ---------------
            CORPORATE ACCOUNTS
            (1)  ABC Corp.                              ABC Corp.
            (2)  ABC Corp.                              John Doe, Treasurer
            (3)  ABC Corp.
                 c/o John Doe, Treasurer                John Doe
            (4)  ABC Corp., Profit Sharing Plan         John Doe, Trustee

            TRUST ACCOUNTS
            (1)  ABC Trust                              Jane B. Doe, Trustee
            (2)  Jane B. Doe, Trustee
                 u/t/d 12/28/78                         Jane  B. Doe

            CUSTODIAN OR ESTATE ACCOUNTS
            (1)  John B. Smith, Cust.
                 f/b/o John B. Smith, Jr. UGMA          John B. Smith
            (2)  John B. Smith, Executor                John B. Smith, Executor
                 Estate of Jane Smith

                            TELEPHONE/INTERNET VOTING

         Various brokerage firms may offer the convenience of providing your voting instructions via telephone or the Internet for shares held through such firms. If available, instructions are included with this Proxy Statement and proxy card.

                          THE GABELLI EQUITY TRUST INC.
                                   ---------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 14, 2001
                                   ---------

                                 PROXY STATEMENT

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Gabelli Equity Trust Inc. (the "Equity Trust") for use at the Annual Meeting of Shareholders of the Equity Trust to be held on Monday, May 14, 2001, at 9:00 a.m., at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to Shareholders on or about April 9, 2001.

       In addition to the solicitation of proxies by mail, officers of the Equity Trust and officers and regular employees of EquiServe, the Equity Trust's transfer agent, and affiliates of EquiServe or other representatives of the Equity Trust also may solicit proxies by telephone, telegraph, Internet or in person. In addition, the Equity Trust has retained Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for a minimum fee of $5,000 plus reimbursement of expenses. The costs of proxy solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Equity Trust. The Equity Trust will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

         THE EQUITY TRUST'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING THE EQUITY TRUST AT ONE CORPORATE CENTER, RYE, NEW YORK, 10580-1434, OR CALLING THE EQUITY TRUST AT 1-800-422-3554 OR VIA THE INTERNET AT WWW.GABELLI.COM.

         If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Directors listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Equity Trust at the above address prior to the date of the Meeting.

         In the event that a quorum is not present at the Meeting or in the event that a quorum is present at the Meeting, but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment.

       The close of business on March 5, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

       The Equity Trust has two classes of capital stock: common stock, par value $.001 per share ("Common Stock") and 7.25% Cumulative Preferred Stock, par value $.001 per share ("Preferred Stock") (together with the Common Stock, the "Shares"). The holders of the Common Stock and Preferred Stock are each entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date, March 5, 2001, there were 126,803,143 shares of Common Stock and 5,368,900 shares of Preferred Stock outstanding.

       The following persons were known to the Equity Trust to be beneficial owners or owners of record of 5% or more of the Equity Trust's outstanding shares of Common Stock and Preferred Stock as of the record date:


NAME AND ADDRESS OF                                        AMOUNT OF SHARES AND NATURE
BENEFICIAL/RECORD OWNER(S)        TITLE OF CLASS              NATURE OF OWNERSHIP               PERCENT OF CLASS
--------------------------        --------------              -------------------               ----------------

Cede & Co.*                         Common                      107,471,126 (record)                 84.75%
P.O. Box 20
Bowling Green Station              Preferred                      5,313,885 (record)                 98.98%
New York, NY 10274

Salomon Smith Barney Inc.**         Common                       20,802,318 (record)                 16.41%
333 W. 34th Street
New York, NY 10001                 Preferred                      1,535,922 (record)                 28.61%

Charles Schwab & Co., Inc.**        Common                        7,097,715 (record)                  5.60%
c/o ADP Proxy Services
51 Mercedes Way
Edgewood, NY 11717

A.G. Edwards & Sons, Inc.**         Common                       12,549,337 (record)                  9.90%
125 Broad Street, 40th Fl.
New York, NY 10004

Prudential Securities Inc.**        Common                        6,916,745 (record)                  5.45%
c/o ADP Proxy Services
51 Mercedes Way                    Preferred                        431,570 (record)                  8.04%
Edgewood, NY 11717



----------------
*  A nominee  partnership of The Depository Trust Company.

** Shares held at The Depository Trust Company.


NAME AND ADDRESS OF                                              AMOUNT OF SHARES AND NATURE
BENEFICIAL/RECORD OWNER(S)              TITLE OF CLASS              NATURE OF OWNERSHIP               PERCENT OF CLASS
--------------------------              --------------              -------------------               ----------------

Merrill Lynch**                            Common                    6,774,328 (record)                   5.34%
4 Corporate Place
Corporate Park 287                        Preferred                    279,889 (record)                   5.21%
Piscataway, NJ 08855

Paine Webber Inc.**                       Preferred                    825,162 (record)                  15.37%
1000 Harbor Blvd.
Weehawken, NJ 07087

National Financial Services Corp.**       Preferred                    588,048 (record)                  10.95%
200 Liberty Street
New York, NY 10281


--------------
**   Shares held at The Depository Trust Company.


                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

          PROPOSAL                       COMMON STOCKHOLDERS                           PREFERRED STOCKHOLDERS
          --------                       -------------------                           ----------------------
1.   Election of Directors           Common and Preferred Stockholders,              Common and Preferred
                                     voting together as a single class,              Stockholders, voting together as
                                     elect two Directors: Mario J.                   a single class, elect two
                                     Gabelli and Thomas E. Bratter.                  Directors:  Mario J. Gabelli and
                                                                                     Thomas E. Bratter.

                                                                                     Preferred Stockholders, voting
                                                                                     as a separate class, elect one
                                                                                     Director: Felix J. Christiana.

2.   Other Business                  Common and Preferred Stockholders, voting together as a single class.




       In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

          PROPOSAL 1: TO ELECT THREE (3) DIRECTORS OF THE EQUITY TRUST

       The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Mario J. Gabelli, Thomas E. Bratter and Felix J. Christiana have each been nominated by the Board of Directors for a three-year term to expire at the Equity Trust's 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Each of the Directors of the Equity Trust has served in that capacity since the July 14, 1986 organizational meeting of the Equity Trust with the exception of (i) Mr. Conn, who became a Director of the Equity Trust on May 15, 1989, (ii) Mr. Pohl, who became a Director of the Equity Trust on February 19, 1992, (iii) Mr. Fahrenkopf, Jr., who became a Director of the Equity Trust on May 11, 1998, and (iv) Mr. Colavita, who became a Director of the Equity Trust on November 17, 1999. All of the Directors of the Equity Trust are also directors or trustees of other investment management companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as adviser.

       Under the Equity Trust's Articles of Incorporation, Articles Supplementary and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of the Equity Trust's Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Equity Trust's Common Stock and Preferred Stock, voting as a single class, are entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Equity Trust's Articles of Incorporation, Articles Supplementary and By-Laws. The holders of the Equity Trust's Preferred Stock would elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Equity Trust's Preferred Stock are in arrears for two full years. No dividend arrearages exist at this time. Felix J. Christiana and James P. Conn are currently the Directors elected solely by the holders of the Equity Trust's Preferred Stock. A quorum of the Preferred Stockholders must be present at the Meeting in order for the proposal to elect Mr. Christiana to be considered.

       Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named below. Each nominee has indicated that he has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. The business address of each Director is One Corporate Center, Rye, New York 10580-1434.



                                                                                             NUMBER AND PERCENTAGE
                                                                                            OF EQUITY TRUST SHARES
                                                                                             BENEFICIALLY OWNED**
NAME, POSITION WITH THE TRUST,                              BUSINESS                      DIRECTLY OR INDIRECTLY ON
BUSINESS EXPERIENCE DURING PAST FIVE YEARS AND AGE          --------                             MARCH 5, 2001
--------------------------------------------------                                               -------------

NOMINEES TO SERVE UNTIL 2004 ANNUAL MEETING OF SHAREHOLDERS                                   COMMON      PREFERRED
-----------------------------------------------------------                                   ------      ---------

*MARIO J. GABELLI, CFA                                                                      1,454,026       12,100***
Chairman of the Board,  President and Chief  Investment  Officer of the Equity                1.15%
Trust;  Chairman of the Board and Chief  Investment  Officer of Gabelli  Asset
Management Inc. and Chief  Investment  Officer of Gabelli Funds, LLC and GAMCO
Investors,  Inc.;  Chairman of the Board and Chief Executive  Officer of Lynch
Corporation  (diversified  manufacturing and communications  services company)
and Lynch Interactive Corporation (multimedia and services company);  Director of Spinnaker  Industries,  Inc.  (manufacturing  company).  Mr.  Gabelli is 58 years old.
(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)(14)(15)(16)(17)

DR. THOMAS E. BRATTER                                                                       14,576***          0***
Director  of the Equity  Trust.  Director,  President  and  Founder,  The John
Dewey  Academy  (residential  college  preparatory  therapeutic  high school).
Dr. Bratter is 61 years old.  (6)(7)(16)

FELIX J. CHRISTIANA                                                                         52,338***        1,000***
Director of the Equity Trust.  Former Senior Vice President of Dollar Dry Dock
Savings Bank.  Mr. Christiana is 76 years old.
(1)(4)(5)(6)(7)(8)(10)(13)(16)(17)(19)



----------------

*        "Interested  person" of the Equity  Trust,  as defined in the 1940 Act.
         Mr. Gabelli is an "interested person" of the Equity Trust as a result of his employment as an officer of the Equity Trust and the Adviser. Mr. Gabelli is a registered representative of a broker-dealer that is majority-owned by Gabelli Asset Management Inc., the parent company of the Adviser. Mr. Pohl is a Director of the parent company of the Adviser.
** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The information as to beneficial ownership is based upon information furnished to the Equity Trust by the Directors.
***      Less than 1%.

         The following Directors of the Equity Trust will continue to serve in such capacity until their terms of office expire and their successors are duly elected and qualified.



                                                                                             NUMBER AND PERCENTAGE
                                                                                            OF EQUITY TRUST SHARES
                                                                                             BENEFICIALLY OWNED**
NAME, POSITION WITH THE TRUST,                              BUSINESS                      DIRECTLY OR INDIRECTLY ON
BUSINESS EXPERIENCE DURING PAST FIVE YEARS AND AGE          --------                             MARCH 5, 2001
--------------------------------------------------                                               -------------

NOMINEES TO SERVE UNTIL 2004 ANNUAL MEETING OF SHAREHOLDERS                                   COMMON      PREFERRED
-----------------------------------------------------------                                   ------      ---------


JAMES P. CONN                                                                                28,505***      4,000***
Director of the Equity  Trust since May 1989.  Former  Managing  Director  and
Chief  Investment  Officer  of  Financial  Security  Assurance  Holdings  Ltd.
(1992-1998);  Director of Meditrust Corporation (real estate investment trust)
and First Republic Bank.  Mr. Conn is 63 years old.  (1)(6)(7)(10)(16)(18)

*KARL OTTO POHL                                                                                 0***          0***
Director of the Equity Trust since  February 1992.  Member of the  Shareholder
Committee of Sal Oppenheim Jr. & Cie (private  investment  bank);  Director of
Gabelli  Asset  Management  Inc.,  Zurich  Allied  (insurance  company),   and
TrizecHahn  Corporation  (real  estate  company);   Former  President  of  the
Deutsche  Bundesbank  and  Chairman  of its  Central  Bank  Council  from 1980 through 1991. Mr. Pohl is 71 years old.
(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)(14)(15)(16)(17)(18)(19)

ANTHONY R. PUSTORINO                                                                         12,326***        0***
Director  of the Equity  Trust.  Certified  Public  Accountant;  Professor  of
Accounting, Pace University, since 1965.  Mr. Pustorino is 75 years old.
(1)(3)(4)(5)(6)(7)(10)(13)(16)(17)(19)(20)



----------------

*        "Interested  person" of the Equity  Trust,  as defined in the 1940 Act.
         Mr. Gabelli is an "interested person" of the Equity Trust as a result of his employment as an officer of the Equity Trust and the Adviser. Mr. Gabelli is a registered representative of a broker-dealer that is majority-owned by Gabelli Asset Management Inc., the parent company of the Adviser. Mr. Pohl is a Director of the parent company of the Adviser.
** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The information as to beneficial ownership is based upon information furnished to the Equity Trust by the Directors.
***      Less than 1%.



                                                                                             NUMBER AND PERCENTAGE
                                                                                            OF EQUITY TRUST SHARES
                                                                                             BENEFICIALLY OWNED**
NAME, POSITION WITH THE TRUST,                              BUSINESS                      DIRECTLY OR INDIRECTLY ON
BUSINESS EXPERIENCE DURING PAST FIVE YEARS AND AGE          --------                             MARCH 5, 2001
--------------------------------------------------                                               -------------

NOMINEES TO SERVE UNTIL 2004 ANNUAL MEETING OF SHAREHOLDERS                                   COMMON      PREFERRED
-----------------------------------------------------------                                   ------      ---------

ANTHONY J. COLAVITA                                                                           2,205***       0***
Director of the Equity Trust since  November  1999.  President and Attorney at
Law in the law firm of Anthony J. Colavita,  P.C. since 1961. Mr.  Colavita is
65 years old.
(1)(2)(3)(4)(5)(6)(8)(9)(10)(11)(12)(13)(14)(15)(16)(17)(18)(19)(20)

FRANK J. FAHRENKOPF, JR.                                                                        0***         0***
Director of the Equity  Trust since May 1998.  President  and Chief  Executive
Officer of the American Gaming  Association since June 1995;  Partner of Hogan
&  Hartson  (law  firm);  Chairman  of  International  Trade  Practice  Group;
Co-Chairman of the Commission on Presidential Debates;  Former Chairman of the
Republican National Committee.  Mr. Fahrenkopf is 61 years old.  (6)(7)(16)

SALVATORE J. ZIZZA                                                                           41,068***       0***
Director of the Equity Trust.  Chairman of The Bethlehem  Corp.;  Board Member
of Hollis Eden  Pharmaceuticals;  Former Executive Vice President of FMG Group
(a healthcare  provider);  Former President and Chief Executive Officer of the
Lehigh Group Inc.  (an  electrical  supply  wholesaler);  Former  Director and
Chairman of the Executive Committee of Binnings Buildings  Products,  Inc. Mr.
Zizza is 55 years old.  (1)(4)(6)(7)(10)(16)

DIRECTORS AND OFFICERS AS A GROUP                                                            1,605,699    17,100***
                                                                                               1.27%

----------------

** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The information as to beneficial ownership is based upon information furnished to the Equity Trust by the Directors.
***      Less than 1%.

(1)  Trustee of The Gabelli Asset Fund
(2)  Trustee of The Gabelli Blue Chip Value Fund
(3)  Director of The Gabelli Capital Series Funds, Inc.
(4)  Director of The Gabelli Convertible Securities Fund, Inc.
(5)  Director of Gabelli Equity Series Funds, Inc.
(6)  Director of The Gabelli Equity Trust Inc.
(7)  Director of The Gabelli Global Multimedia Trust Inc.
(8)  Director of Gabelli Global Series Funds, Inc.
(9)  Director of Gabelli Gold Fund, Inc.
(10) Trustee of the Gabelli Growth Fund
(11) Director of Gabelli International Growth Fund, Inc.
(12) Director of Gabelli Investor Funds, Inc.
(13) Trustee of The Gabelli Mathers Fund
(14) Trustee of The Gabelli Money Market Funds
(15) Trustee of The Gabelli Utilities Fund
(16) Trustee of The Gabelli Utility Trust
(17) Director of The Gabelli Value Fund Inc.
(18) Trustee of The Gabelli Westwood Funds
(19) Director of The Treasurer's Fund, Inc.
(20) Director of Comstock Funds, Inc.

The Equity Trust pays each Director not affiliated with the Adviser or its affiliates, a fee of $12,000 per year plus $1,500 per meeting attended in person and $500 per telephonic meeting, together with the Directors' actual out-of-pocket expenses relating to their attendance at such meetings. The aggregate remuneration (not including out-of-pocket expenses) paid by the Equity Trust to such Directors during the year ended December 31, 2000 amounted to $133,967. During the year ended December 31, 2000, the Directors of the Equity Trust met five times, one of which was a special meeting of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

       The Directors serving on the Equity Trust's Nominating Committee are Messrs. Christiana (Chairman) and Zizza. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Equity Trust. The Nominating Committee did not meet during the year ended December 31, 2000. The Equity Trust does not have a standing compensation committee.

       Messrs. Christiana, Colavita and Pustorino, who are not "interested persons" of the Equity Trust as defined in the 1940 Act, serve on the Equity Trust's Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies, and internal controls, of the Equity Trust and the internal controls of certain service providers, overseeing the quality and objectivity of the Equity Trust's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Equity Trust's independent accountants. During the year ended December 31, 2000, the Audit Committee met twice.

                             AUDIT COMMITTEE REPORT

            The role of the Equity Trust's Audit Committee is to assist the Equity Trust's Board of Directors in its oversight of the Equity Trust's financial reporting process. The Board of Directors of the Equity Trust has adopted a Charter for the Audit Committee, a copy of which is attached as Appendix A to the Proxy Statement. Management, however, is responsible for maintaining appropriate systems for accounting and internal control, and the Equity Trust's independent accountants are responsible for planning and carrying out proper audits and reviews.

            In connection with the Equity Trust's audited financial statements for the year ended December 31, 2000, included in the Equity Trust's Annual Report dated December 31, 2000 (the "Annual Report"), the Audit Committee reviewed and discussed at a meeting held on February 16, 2001, the Equity Trust's audited financial statements with management and the Equity Trust's independent accountants, and discussed the audit of such financial statements with the Equity Trust's independent accountants.

            The Audit Committee specifically discussed with the independent accountants the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Equity Trust. The Audit Committee also received a formal written statement from the Equity Trust's independent accountants delineating the relationships between the independent accountants and the Equity Trust and its affiliates and discussed matters designed to assist the Audit Committee in determining whether the independence of the accountants might reasonably be viewed as being adversely affected.

            Members of the Equity Trust's Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Equity Trust for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Equity Trust's independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Equity Trust's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

            Based on its consideration of the Equity Trust's audited financial statements and the discussions referred to above with management and the Equity Trust's independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Equity Trust's Board of Directors that the Fund's audited financial statements be included in the Equity Trust's Annual Report.

            Set forth in the table below are audit fees and non-audit related fees billed by the Equity Trust's independent accountants to the Equity Trust for the Equity Trust's fiscal year ended December 31, 2000.



                                    Financial Information Systems
                                   Design and Implementation Fees
               Audit Fees                     Fees                       All Other Fees
               ----------                     ----                       --------------
        $33,500 - For              No fees were billed for          $24,000 - For tax services and
        professional services      professional services rendered   other attest services rendered
        rendered for the audit     to the Equity Trust, the         by the principal accountant
        of the Equity Trust's      Equity Trust's investment        (other than those disclosed in
        annual financial           adviser and any entity           the previous columns) to the
        statements for the         controlling, controlled by or    Equity Trust.  There were no
        fiscal year ended          under common control with the    other fees paid by the Equity
        December 31, 2000.         adviser that provides services   Trust's investment adviser and
                                   to the Equity Trust.             any entity controlling,
                                                                    controlled by or under common
                                                                    control with the Adviser that
                                                                    provides services to the
                                                                    Equity Trust.

   The  Audit  Committee  has  considered  whether  the  provision  of the
   non-audit   services  is  compatible  with  maintaining  the  auditors'
   independence.

       SUBMITTED BY THE AUDIT COMMITTEE OF THE EQUITY TRUST'S BOARD OF DIRECTORS

   Anthony R. Pustorino, Chairman
   Felix J. Christiana
   Anthony J. Colavita

EXECUTIVE OFFICERS OF THE EQUITY TRUST

       Officers of the Equity Trust are appointed by the Directors to serve at the pleasure of the Board. Listed below is a brief description of the recent business experience of each executive officer of the Equity Trust who is not included in the listing of Directors. The business address of each of these officers is One Corporate Center, Rye, New York 10580-1434.

NAME, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION DURING PAST FIVE YEARS AND
AGE
------------------------------------------------------------------------------

BRUCE N. ALPERT
Vice President and Treasurer. Officer of the Equity Trust since 1988. Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; President and Director of Gabelli Advisers, Inc. and an officer of all mutual funds managed by Gabelli Funds, LLC and its affiliates. Mr. Alpert is 49 years old.

JAMES E. MCKEE
Secretary of the Equity Trust since 1995. Secretary of Gabelli Funds, LLC. Vice President, General Counsel and Secretary of Gabelli Asset Management Inc. since 1999 and GAMCO Investors, Inc. since 1993; Secretary of all mutual funds advised by Gabelli Funds, LLC and Gabelli Advisers, Inc. Mr. McKee is 37 years old.

CARTER W. AUSTIN
Vice President of the Equity Trust since 2000. Vice President of Gabelli Funds, LLC since 1996. Mr. Austin is 34 years old.

       The following table sets forth certain information regarding the compensation of the Equity Trust's Directors and officers. Officers of the Equity Trust who are employed by the Adviser receive no compensation or expense reimbursement from the Equity Trust.


                               COMPENSATION TABLE
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000

                                                                                TOTAL COMPENSATION FROM
                                           AGGREGATE COMPENSATION       THE EQUITY TRUST AND FUND COMPLEX PAID
NAME OF PERSON AND POSITION                FROM THE EQUITY TRUST              TO DIRECTORS AND OFFICERS*
---------------------------                ---------------------              -------------------------

MARIO J. GABELLI                                $        0                          $         0   (17)
Chairman of the Board,
President and Chief
Investment Officer

DR. THOMAS E. BRATTER                           $   18,000                          $    31,000    (3)
Director

FELIX J. CHRISTIANA                             $   21,500                          $   107,000    (11)
Director

ANTHONY J. COLAVITA                             $   17,467                          $   129,967    (19)
Director

JAMES P. CONN                                   $   18,000                          $    52,000    (6)
Director

FRANK J. FAHRENKOPF, JR.                        $   18,000                          $    31,000    (3)
Director

KARL OTTO POHL                                  $        0                          $         0    (19)
Director

ANTHONY R. PUSTORINO                            $   23,000                          $   121,500    (12)
Director

SALVATORE J. ZIZZA                              $   18,000                          $    55,000    (6)
Director

CARTER W. AUSTIN                                $  134,167                          $   134,167    (1)
Vice President


--------------

* Represents the total compensation paid to such persons during the calendar year ended December 31, 2000 by investment companies (including the Equity Trust) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Equity Trust because they have common or affiliated advisers. The number in parentheses represents the number of such investment companies and portfolios.

REQUIRED VOTE

         Election of each of the listed nominees for Director of the Equity Trust requires the affirmative vote of the holders of a plurality of the applicable classes of shares of the Equity Trust represented at the Meeting if a quorum is present (Common and Preferred Stockholders vote together as a single class for two Directors, and Preferred Stockholders vote separately for one Director).

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

THE INVESTMENT ADVISER AND ADMINISTRATOR

       Gabelli Funds, LLC is the Equity Trust's Adviser and Administrator. The business address for Gabelli Funds, LLC is One Corporate Center, Rye, New York 10580-1434.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Equity Trust's officers and Directors, officers and Directors of the Adviser, affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Equity Trust's securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. and to furnish the Equity Trust with copies of all Section 16(a) forms they file. Based solely on the Equity Trust's review of the copies of such forms it receives, the Equity Trust believes that during the calendar year ended 2000, such persons complied with all such applicable filing requirements.

BROKER NON-VOTES AND ABSTENTIONS

       If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power), is unmarked or marked with an abstention (collectively, "abstentions"), the Shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "FOR" or "AGAINST" a matter and will be disregarded in determining the "votes cast" on an issue. The election of Directors (Proposal 1) requires that the three candidates who receive the highest number of votes cast at the meeting are elected; therefore, abstentions will be disregarded.

       Shareholders of the Equity Trust will be informed of the voting results of the Meeting in the Equity Trust's Semi-Annual Report dated June 30, 2001.

                    OTHER MATTERS TO COME BEFORE THE MEETING

       The Directors of the Equity Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

         All proposals by shareholders of the Equity Trust, which are intended to be presented at the Equity Trust's next Annual Meeting of Shareholders to be held in 2002, must be received by the Equity Trust for consideration for inclusion in the Equity Trust's proxy statement and proxy relating to that meeting no later than December 10, 2001. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the Securities Exchange Act of 1934.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   APPENDIX A
                          THE GABELLI EQUITY TRUST INC.
                             AUDIT COMMITTEE CHARTER

ORGANIZATION
------------
       There shall be an audit committee of the Board of Directors which shall be composed of at least three members of the Board of Directors who are independent of the management of The Gabelli Equity Trust Inc. (the "Fund"), are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member, and who are "financially literate," i.e., have the ability to understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one member will have accounting or related financial management expertise. The audit committee chair shall be elected by the full Board of Directors.

STATEMENT OF PRINCIPLE
----------------------
       The function of the audit committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and it is the independent accountants' responsibility to plan and carry out a proper audit. The independent accountants are ultimately accountable to the Board of Directors and the audit committee, as representatives of shareholders.

DUTIES AND RESPONSIBILITIES
---------------------------
A.       GENERAL
         -------

           1. to review and evaluate any issues raised by the independent accountants or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers;

           2. to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

           3. to act as a liaison between the Fund's independent accountants and the full Board of Directors.

B.       SPECIFIC
         --------

           1.     recommend  the   selection   and   retention  of   independent
                  accountants;

           2. review the fees to be charged by the independent accountants for audit and non-audit services;

           3. ensure receipt from the independent accountants of a formal written statement delineating all the relationships between them and the Fund, consistent with Independence Standards Board Standard No. 1; evaluate the independence of the accountants; and actively engage in a dialogue with them regarding matters that might reasonably be expected to affect their independence;

           4. meet with the Fund's independent accountants, at least once a year and more often if required, to review the conduct and results of each external audit of the Fund's financial statements, including their:

                  (a) judgment as to adequacy of the internal controls, including computerized information system controls over the daily net asset valuation process (including valuation of securities);

                  (b) conclusions concerning adequacy of internal controls at servicing agents employed on behalf of the Fund, including significant comments contained in independent accountants' reports on those controls;

                  (c) findings and recommendations on internal controls maintained both by the Fund and its service providers, together with the responses of the appropriate management, including the status of previous audit recommendations;

                  (d) reasoning in accepting or questioning significant estimates by management;

                  (e) judgments about the quality, not just the acceptability, of the Fund's accounting principles including the degree of aggressiveness or conservatism in the application of such principles in its financial reporting;

                  (f) views as to the adequacy and clarity of disclosures in the Fund's financial statements in relation to generally accepted accounting principles;

                  (g) views about how the Fund's choices of accounting and tax principles, disclosure practices and valuation policies may affect shareholders' and public views and attitudes about the Fund;

                  (h)      conclusions  regarding  any serious  difficulties  or
                           disputes  with  management   encountered  during  the
                           course of the audit;

                  (i) review of any significant risks to which the Fund is, or might be, exposed and the steps management has taken to minimize such risks;

                  (j) discussion of any significant changes to the audit plan;

                  (k) discussion of other matters related to the conduct of the audit which are to be communicated to the audit committee under generally accepted auditing standards.

            5. in proxy statements relating to an annual meeting of shareholders at which Directors are to be elected, the audit committee will submit a report to the SEC indicating whether it has:

                  (a)      reviewed and discussed the Fund's  audited  financial
                           statements    with    management   and    independent
                           accountants;

                  (b)      discussed   the   matters   outlined   in   SAS   61,
                           "Communication   with  Audit  Committees,"  with  the
                           independent accountants;

                  (c) discussed independ3ence issues with the independent accountants and received the statement required in
                           (B) (3) above.

            6. consider, in consultation with the independent accountants, the scope and plan of upcoming external audits to assure completeness of coverage and effective use of audit resources, and review with them their conclusions regarding the Fund's accounting and internal control procedures;

            7. investigate improprieties or suspected improprieties in fund operations;

            8. report its findings to the Board of Directors on a regular and timely basis;

            9.    review results of regulatory examinations, as needed;

            10. meet periodically with independent accountants in separate executive sessions to discuss any matters that the audit committee or independent accountants believes should be discussed privately;

            11. authorize and oversee investigations into any matters within the audit committee's scope of responsibilities, or as specifically delegated to the committee by the Board of Directors;

            12. the audit committee shall be empowered to retain independent counsel and other professionals who have had no economic relationship with the Fund within the past two years, to assist it in carrying out its responsibilities under this charter; and

            13. review and reassess the adequacy of this charter on an annual basis and propose any changes for the approval of the full Board of Directors.


                                                                    GBFCM-PS-01

         [X]      PLEASE MARK VOTES
                  AS IN THIS EXAMPLE

-----------------------------------------------------------------

                 THE GABELLI EQUITY TRUST INC.

-----------------------------------------------------------------

            COMMON SHAREHOLDER

1.   To elect two (2) Directors of the
     Equity Trust:

    FOR ALL         WITH-       FOR ALL
    NOMINEES         HOLD        EXCEPT

     -----          -----        -----

     THOMAS E. BRATTER

MARIO J. GABELLI

NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

Please be sure to sign and date this proxy.

Date
                            ----------------------------------------
Shareholder sign here
                            ----------------------------------------
Co-owner sign here
                            ----------------------------------------

Mark box at right if an  address  change
or comment has been noted on the reverse
side of this card.                         ------

CONTROL NUMBER:
RECORD DATE SHARES:

PREFERRED                THE GABELLI EQUITY TRUST INC.                 PREFERRED



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust" ) which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Equity Trust to be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06380 on Monday, May 14, 2001 at 9:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?
--------------------------------------------
--------------------------------------------
--------------------------------------------
DO YOU HAVE ANY COMMENTS?
--------------------------------------------
--------------------------------------------
--------------------------------------------

         [X]      PLEASE MARK VOTES
                  AS IN THIS EXAMPLE

-----------------------------------------------------------------

                 THE GABELLI EQUITY TRUST INC.

-----------------------------------------------------------------

          PREFERRED SHAREHOLDER

1.   To elect three (3) Directors of the
     Equity Trust:

    FOR ALL         WITH-       FOR ALL
    NOMINEES         HOLD        EXCEPT

     -----          -----        -----


THOMAS E. BRATTER

FELIX J. CHRISTIANA

             MARIO J. GABELLI

NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

Date
                            ----------------------------------------
Shareholder sign here
                            ----------------------------------------
Co-owner sign here
                            ----------------------------------------

Mark box at right if an  address  change
or comment has been noted on the reverse
side of this card.                         ------

CONTROL NUMBER:
RECORD DATE SHARES:

COMMON                    THE GABELLI EQUITY TRUST INC.                   COMMON

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust Inc. (the "Equity Trust") which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Equity Trust to be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06380 on Monday, May 14, 2001 at 9:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Equity Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?
--------------------------------------------
--------------------------------------------
--------------------------------------------
DO YOU HAVE ANY COMMENTS?
--------------------------------------------
--------------------------------------------
--------------------------------------------